UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2024

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 8, 2024, First Community Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting the planned retirement of Tanya A. Butts as Chief Operations and Risk Officer of the Company and First Community Bank (the “Bank”) effective December 31, 2024. This Amendment No. 1 on Form 8-K/A is being filed to confirm that Ms. Butts has retired from the roles of Chief Operations and Risk Officer of the Company and the Bank and will continue as Executive Vice President and Senior Advisor through the first quarter of 2025 to insure a smooth transition for her successor, Sarah Donley. The information previously reported in the Original Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company and the Bank previously announced on April 8, 2024 in the Original Report, that (i) Tanya A. Butts, Chief Operations and Risk Officer for the Company and the Bank, and a named executive officer for the Company’s 2023 fiscal year, would be retiring from the Company and the Bank effective December 31, 2024 and (ii) the search for her successor was in process.

As an update to the Original Report, Ms. Butts has retired from the roles of Chief Operations and Risk Officer of the Company and the Bank effective December 31, 2024 and will continue as Executive Vice President and Senior Advisor through the first quarter of 2025 to insure a smooth transition for her successor, Sarah Donley.

Item 8.01.	Other Events.

On January 3, 2025, the Company issued a press release announcing that Sarah Donley has joined the Company’s executive leadership team as the Chief Operations and Risk Officer of the Company and the Bank. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Item	Exhibit List

99.1	Press Release, dated January 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: January 3, 2025